UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2024

VPR BRANDS, LP

(Exact name of registrant as specified in its charter)

Delaware	000-54435	45-1740641
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1141 Sawgrass Corporate Parkway

Sunrise, FL 33323

(Address of principal executive offices)

(954) 715-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On December 30, 2024, VPR Brands, LP (the “Company”) issued a press release announcing that the Company entered into the Agreement (as hereinafter defined) with 7 Daze, LLC (“Daze”)..

The information included in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events.

In December 2024, the Company entered into a Settlement Agreement & Release (the “Agreement”) by and between the Company and Daze. The Agreement was entered into in the ordinary course of business, following assertion by the Company of patent infringement of U.S. patent no. 8,205,622 (the “Patent”), by Daze’s autodraw electronic cigarettes, including those marketed under the Ohmlet and Egge brand names, and any other auto-draw electronic cigarette marketed and/or sold by Daze (the “Dispute”).

Pursuant to the terms of the Agreement, the parties agreed to settle the Dispute, and the Company granted to Daze and its parents, subsidiaries and related companies a fully paid-up, royalty free, non-exclusive license (the “License”) to practice the invention in the Patent and all related patents and applications in the United States and worldwide, for the full term of the Patent and all related patents and applications including, without limitation, without limitation, the rights to make, have made, use, import, license, offer to sell, and sell the invention in the Patent and all related patents and applications. The License also serves as a covenant not to sue Daze in connection with Daze and its parents’, subsidiaries’ and related companies’ manufacturing, use, distribution, or sale of any products for infringement of the invention in the Patent and all related patents and applications.

Pursuant to the terms of the Agreement, Daze agreed to pay the Company the sum of $100,000 (the “Settlement Sum”) according to the following payment schedule:

i.	$25,000 on or before December 20, 2024; and

ii.	Six monthly payments of $12,500, due on the first day of each consecutive month beginning on February 1, 2025 and ending with the sixth and final payment due July 1, 2025.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by the registrant on December 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2025	VPR BRANDS, LP

	By:	/s/ Kevin Frija
Kevin Frija
Chief Executive Officer

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